Exhibit 10.13

THIRTEENTH AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT
This THIRTEENTH AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT (this “Amendment”) is dated as of November 28, 2017, and is entered into by and among TURTLE BEACH CORPORATION, a Nevada corporation, formerly known as Parametric Sound Corporation (“Parametric”), VOYETRA TURTLE BEACH, INC., a Delaware corporation (“Voyetra”; and together with Parametric, individually, “US Borrower,” and individually and collectively, jointly and severally, “US Borrowers”), TURTLE BEACH EUROPE LIMITED, a company limited by shares and incorporated in England and Wales with company number 03819186 (“Turtle Beach,” also referred to hereinafter as “UK Borrower”; and together with US Borrowers, individually, “Borrower,” and individually and collectively, “Borrowers”), VTB HOLDINGS, INC., a Delaware corporation (“VTB” or “US Guarantor”; and together with US Borrowers, individually, a “UK Guarantor,” and individually and collectively, jointly and severally, “UK Guarantors”; UK Guarantors and US Guarantor, individually, a “Guarantor,” and individually and collectively, “Guarantors”), the financial institutions party hereto as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as administrative agent, collateral agent and security trustee for Lenders (in such capacities, together with its successors and assigns in such capacities, “Agent”).
WHEREAS, Borrowers, Guarantors, Agent, and Lenders have entered into that certain Loan, Guaranty and Security Agreement (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”), dated as of March 31, 2014; and
WHEREAS, Borrowers have requested that Agent and Lenders agree to enter into certain amendments to the Loan Agreement.
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Initially capitalized terms used but not otherwise defined in this Amendment have the respective meanings set forth in the Loan Agreement, as amended hereby.
ARTICLE II
AMENDMENTS TO LOAN AGREEMENT
2.01.    New/Amended Definitions.
(a)    Section 1.1 of the Loan Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:
Thirteenth Amendment: that certain Thirteenth Amendment to Loan, Guaranty and Security Agreement, dated as of November 28, 2017, by and among Borrowers, Guarantors, Lenders and Agent.
Thirteenth Amendment Effective Date: as defined in the Thirteenth Amendment.
2.02.    Amendments to Section 10.3. Section 10.3 of the Loan Agreement is hereby amended as set forth below:

(a)    In Section 10.3.1 of the Loan Agreement, with respect to the required EBITDA for the November 30, 2017 testing date, “$12,483,000” shall be deleted and replaced with “$8,200,000”.

(b)    In Section 10.3.6(b) of the Loan Agreement, with respect to the maximum Hypersound Division Foxconn Expenditures for the month-ending testing date of (i) November 30, 2017, “$4,297,000” shall be deleted and replaced with “$5,823,000” and (ii) December 31, 2017, and the end of each calendar month thereafter, “$4,523,000” shall be deleted and replaced with “$5,823,000”.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each Obligor hereby represents and warrants to Agent and each Lender, as of the date hereof, as follows:
3.01.    Representations and Warranties. After giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Loan Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date.
3.02.    No Defaults. After giving effect to this Amendment, each Obligor is in compliance with all terms and conditions of the Loan Agreement and the other Loan Documents on its part to be observed and performed and no Default or Event of Default has occurred and is continuing.
3.03.    Authority and Pending Actions. The execution, delivery, and performance by each Obligor of this Amendment has been duly authorized by each such Obligor (as applicable) and there is no action pending or any judgment, order, or decree in effect which is likely to restrain, prevent, or impose materially adverse conditions upon the performance by any Obligor of its obligations under the Loan Agreement or the other Loan Documents.
3.04.    Enforceability. This Amendment constitutes the legal, valid, and binding obligation of each Obligor, enforceable against each such Obligor in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.
ARTICLE IV
CONDITIONS PRECEDENT AND FURTHER ACTIONS
4.01.    Conditions Precedent. This Amendment shall not be binding upon Agent, Lenders or any Obligor until each of the following conditions precedent have been satisfied in form and substance satisfactory to Agent (such date, the “Thirteenth Amendment Effective Date”):
(a)    Each Obligor shall have delivered to Agent duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of Obligors, Agent and Lenders;
(b)    Obligors shall have delivered to Agent a fully-executed copy of an amendment to the Term Loan Agreement substantially similar to this Amendment (the “Sixth Amendment to Term Loan Agreement”) and otherwise in form and substance reasonably acceptable to Agent and Lenders;
(c)    Obligors shall have paid to Agent, for the benefit of itself and Lenders, $25,000 (the “Thirteenth Amendment Fee”) in immediately available funds, which each Obligor hereby expressly agrees and acknowledges that the Thirteenth Amendment Fee is fully earned, due and payable as of the Thirteenth Amendment Effective Date and is not refundable for any reason.

4.02.    Further Actions. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to affect the purposes of this Amendment.
ARTICLE V
COSTS AND EXPENSES
5.01.    Without limiting the terms and conditions of the Loan Documents, notwithstanding anything in the Loan Documents to the contrary, Obligors jointly and severally agree to pay on demand: (a) all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant to this Amendment and any and all subsequent amendments, modifications, and supplements to this Amendment, including, without limitation, the reasonable costs and fees of Agent’s legal counsel; and (b) all reasonable costs and expenses reasonably incurred by Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, this Amendment, and/or the other Loan Documents, including, without limitation, the reasonable costs and fees of Agent’s legal counsel.
ARTICLE VI
MISCELLANEOUS
6.01.    No Course of Dealing. The amendments and consents set forth herein are a one-time accommodation only and relate only to the matters set forth in Article II herein. The amendments and consents are not amendments or consents to any other deviation of the terms and conditions of the Loan Agreement or any other Loan Document unless otherwise expressly agreed to by Agent and Lenders in writing.
6.02.    Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.
6.03.    Instrument Pursuant to Loan Agreement. This Amendment is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with the terms and provisions of the Loan Agreement. Any failure by Obligors to comply with any of the terms and conditions of this Amendment shall constitute an immediate Event of Default.
6.04.    Acknowledgment of the Obligors. Each Obligor hereby represents and warrants that the execution and delivery of this Amendment and compliance by such Obligor with all of the provisions of this Amendment: (a) are within the powers and purposes of such Obligor; (b) have been duly authorized or approved by the board of directors (or other appropriate governing body) of such Obligor; and (c) when executed and delivered by or on behalf of such Obligor will constitute valid and binding obligations of such Obligor, enforceable in accordance with its terms. Each Obligor reaffirms its obligations to perform and pay all amounts due to Agent or Lenders under the Loan Documents (including, without limitation, its obligations under any promissory note evidencing any of the Loans) in accordance with the terms thereof, as amended and modified hereby.
6.05.    Loan Documents Unmodified. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Loan Document specifically referred to by such amendments. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Loan Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect and are hereby ratified and confirmed in all respects. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment. Subject to the terms of this Amendment, any lien and/or security interest granted to Agent, for the benefit of Lenders, in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Loan Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations.

6.06.    Parties, Successors and Assigns. This Amendment represents the agreement of Obligors, Agent and each Lender signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations, or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. This Amendment shall be binding upon and inure to the benefit of Obligors, Agent, Lenders, and their respective successors and assigns, except that (a) no Borrower shall have the right to assign its rights or delegate its obligations under any Loan Documents; and (b) any assignment by a Lender must be made in compliance with Section 14.3 of the Loan Agreement.
6.07.    Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be executed and delivered by facsimile or electronic mail, and will have the same force and effect as manually signed originals.
6.08.    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.
6.09.    Miscellaneous. This Amendment is subject to the general provisions set forth in the Loan Agreement, including, but not limited to, Sections 15.14, 15.15, and 15.16.
6.10.    Severability. Wherever possible, each provision of the Loan Documents shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of the Loan Documents shall remain in full force and effect.
6.11.    Release.
(a)    EACH OBLIGOR HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES AGENT, LENDERS AND THEIR AFFILIATES, AND EACH SUCH PERSON’S RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, MEMBERS, ATTORNEYS AND REPRESENTATIVES (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS OR CAUSES OF ACTION WHATSOEVER (EACH, A “CLAIM”) THAT SUCH OBLIGOR MAY NOW HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PERSON ON THE DATE OF THIS AMENDMENT, WHETHER KNOWN OR UNKNOWN, OF EVERY NATURE AND EXTENT WHATSOEVER, FOR OR BECAUSE OF ANY MATTER OR THING DONE, OMITTED OR SUFFERED TO BE DONE OR OMITTED BY ANY OF THE RELEASED PERSONS THAT BOTH (1) OCCURRED PRIOR TO OR ON THE DATE OF THIS AMENDMENT AND (2) IS ON ACCOUNT OF OR IN ANY WAY CONCERNING, ARISING OUT OF OR FOUNDED UPON THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT.
(b)    EACH OBLIGOR INTENDS THE ABOVE RELEASE TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
(c)    EACH OBLIGOR ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION, AND AGREES THAT THIS

AMENDMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.
6.12.    Total Agreement. This Amendment, the Loan Agreement, and all other Loan Documents constitute the entire agreement, and supersede all prior understandings and agreements, among the parties relating to the subject matter hereof.
6.13.    Amendment to Term Loan Agreement. Each of the undersigned Lenders and Agent hereby acknowledge that as of the Thirteenth Amendment Effective Date, Obligors, Term Agent and Term Loan Lenders are agreeing to the Sixth Amendment to Term Loan Agreement, in the form attached hereto as Annex I. Agent and Lenders hereby acknowledge and consent to the Sixth Amendment to Term Loan Agreement, including, without limitation, for purposes of the Intercreditor Agreement.
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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.
BORROWERS:

TURTLE BEACH CORPORATION, a Nevada corporation, formerly known as Parametric Sound Corporation

By: /s/ John Hanson
Name: John Hanson
Title: Chief Financial Officer

VOYETRA TURTLE BEACH, INC.,
a Delaware corporation

By: /s/ John Hanson
Name: John Hanson
Title: Chief Financial Officer

TURTLE BEACH EUROPE LIMITED,
a company limited by shares and incorporated in England and Wales with company number 03819186

By: /s/ John Hanson
Name: John Hanson
Title: Chief Financial Officer

BANK OF AMERICA, N.A.,
as Agent and Lender
By:     /s/ Matthew Van Steenhuyse
Name:    Matthew Van Steenhuyse
Title:    Senior Vice President

GUARANTOR CONSENT
The undersigned hereby consents to the foregoing Amendment and hereby (a) confirms and agrees that notwithstanding the effectiveness of the foregoing Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of the foregoing Amendment, each reference in any Loan Document to the “Loan Agreement,” “thereunder,” “thereof” or words of like import shall mean and be a reference to the Loan Agreement, as amended by the foregoing Amendment, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to any Security Documents to which it is a party shall continue in full force and effect, (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Security Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby, and (d) agrees to be bound by the release set forth in Section 6.11 of the Amendment.
VTB HOLDINGS, INC.,
a Delaware corporation
By: /s/ John Hanson
Name: John Hanson
Title: Chief Financial Officer

ANNEX I
Seventh Amendment to Term Loan Agreement
Attached hereto